UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09709
Highland Floating Rate Advantage Fund
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: August 31
Date of reporting period: August 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Floating Rate Advantage Fund

Annual Report

August 31, 2008

HIGHLAND FUNDS

managed by
Highland Capital Management, L.P.

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGERS’ LETTER

August 31, 2008	Highland Floating Rate Advantage Fund
Dear Shareholders:
Q: How has the Fund performed?
A: For the 12-month period ending August 31, 2008, the Fund’s Class A Shares returned -10.28%. That was less than the return of the Fund’s benchmark, the Credit Suisse (“CS”) Leveraged Loan Index (“the Index”), which was -1.35% for the period, and the Lipper Loan Participation Loan Category average, which was -4.03% for the period. During this same time period the Standard & Poor’s (“S&P”) 500 Index returned -11.13%. Within the portfolio there were a number of positions that performed well. During the period the Fund’s strongest performers included MetroPCS Wireless Inc.; Sacher Funding Ltd.; Calpine Corporation; Entegra; and Cricket Communications, Inc. The weakest performers during the period included Lake at Las Vegas Joint Venture; Ginn LA Conduit Lender, Inc.; Home Interiors & Gifts; Tribune Company and Univision Communications Inc.
Q: What was the investment environment like for corporate bank loans during the period?
A: The investment environment for corporate bank loans during the reporting period was challenging. During the period, bank loan spreads widened from L+433 to L+723 while three month LIBOR declined from approximately 5.5% to 2.7% from August 31, 2007 to August 31, 2008. The Index’s average bid fell from 95.37 on August 31, 2007 to 89.37 on August 31, 2008. The crisis in the broader markets led to a decline in corporate bank loans during the last half of 2007 through 2008. For much of the fiscal year the loan market’s performance was technical in nature and impacted by the contagion that began in the consumer sub-prime mortgage market. Starting in July of 2007, some of the levered entities holding sub-prime assets were forced into liquidation to meet margin calls on their highly levered holdings. This caused a general repricing of other structured products and took enough volume out of the market to shut down the new issue collateralized loan obligation market, which is a major source of volume in the corporate bank loan market. That lack of loan demand, coupled with the large new issue supply, caused a repricing of corporate bank loans. January and February were the second and third worst months on record for corporate bank loans, as measured by the Index, with January returning -3.10% and February returning -2.39%. Only July 2007 was worse at -3.32%. Towards the end of the Fund’s fiscal fourth quarter the loan market was increasingly impacted by the general uncertainty surrounding the United States economy and the state of the financial system as a whole.
Q: How is the Fund currently positioned?
A: The Fund is approximately 97.81% loans, 0.97% equities and 1.22% other corporate debt, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 23 industries and 278 issuers.
Q: What is your outlook?
A: At the time of this writing, the broader market is going through considerable turmoil with consolidation and government intervention in the financial system. Once the broader market volatility subsides we believe loan market performance will be driven more by fundamentals and less by technical supply/demand factors.
While we do expect defaults to rise, we believe the fundamental strength of corporate borrowers remains stronger than current price levels indicate, and recent collateral and interest coverage levels suggest the corporate bank loan market is fundamentally solid.
At these current depressed prices, we anticipate several long-term buying opportunities. We believe some degree of pricing support will come to the corporate bank loan market once confidence is restored in the global credit markets and as buyers enter. Once this occurs, we expect the tightening of spreads as bids rise, despite potentially increasing defaults.
Q: Explain the Fund’s performance in relation to the index?
A: As discussed in the first question above, the Fund underperformed the Index during the period. Underperformance during the period was driven in part by its use of leverage, a slightly lower average credit quality than the broad loan universe and relatively poor performance of some of the Fund’s real estate, and real estate related positions.
Highland Floating Rate Advantage Fund utilizes leverage, which magnifies returns and contributed to the Fund’s underperformance over the 12 month period. We believe the use of leverage for investment purposes increases investment opportunity and, as we saw, this also increases investment risk. The Fund utilizes financial leverage in an effort to increase the yield to the shareholders. Highland invests in companies where we feel the underlying value is good relative to the interest received and the price offered. We do this in an effort to maximize total return over the long term, regardless of the impact on the Fund’s weighted average ratings, which over the period were slightly lower than the Index. During the credit and financial turmoil lower rated positions have tended to trade down more than the overall market. As a point of reference the BB (or higher) rated subset of the Index traded down from 95 to 92 versus the B (or lower) rated subset of the Index which traded down from 94 to 84 between
Annual Report   |   1

PORTFOLIO MANAGERS’ LETTER

August 31, 2008	Highland Floating Rate Advantage Fund
August 2007 to August 2008. Finally, performance was impacted by challenges presented by the United States real estate market which dramatically impacted a few of the Fund’s larger positions.
We thank you for your investment in the Fund.

Mark Okada Portfolio Manager	Joe Dougherty Portfolio Manager	Brad Borud Portfolio Manager
Mark Okada and Joe Dougherty have been portfolio managers of the Highland Floating Rate Advantage Fund since April 15, 2004. Brad Borud has been the portfolio manager of the Highland Floating Rate Advantage Fund since April 1, 2008.
Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the Fund’s net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean the Fund’s managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio’s holdings.
The Fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the Fund’s trustees must approve the actual tender. Please read the prospectus carefully for more details.
The Fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holdings can have a greater impact on the Fund’s net asset value than could a default in a more diversified portfolio.
Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.
Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the contributor and are subject to change.
Prior investment returns are not indicative of future results.
2   |   Annual Report

FUND PROFILE
Highland Floating Rate Advantage Fund
Objective
The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Net Assets as of August 31, 2008
$1,580.3 million
Portfolio Data as of August 31, 2008
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its investment portfolio will change over time.
Quality Breakdown as of 08/31/08 (%)*

A	0.4
Baa	0.6
Ba	26.1
B	44.5
Caa	13.4
Ca	0.4
N/R	14.6
Top 5 Sectors as of 08/31/08 (%)*

Cable/Wireless Video	16.2
Healthcare	15.1
Gaming/Leisure	14.6
Diversified Media	9.2
Utility	8.0
Top 10 Holdings as of 08/31/08 (%)*

Fontainebleu Florida Hotel LLC (Senior Loans)	3.3
Broadstripe, LLC (Senior Loans)	2.8
Sacher Funding Ltd. (Foreign Denominated Senior Loans)	2.6
Univision Communications, Inc. (Senior Loans)	2.6
CCS Medical, Inc. (Senior Loans)	2.4
Level 3 Financing, Inc. (Senior Loans)	2.3
Charter Communications Operating, LLC (Senior Loans)	2.2
MetroPCS Wireless, Inc. (Senior Loans)	2.2
Lake at Las Vegas Joint Venture (Senior Loans)	1.9
Sabre, Inc. (Senior Loans)	1.8

*	Quality is calculated as a percentage of total senior loans, notes and bonds. Sectors and holdings are calculated as a percentage of net assets.
Annual Report   |   3

FINANCIAL STATEMENTS

August 31, 2008	Highland Floating Rate Advantage Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	These statements demonstrate how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distributions reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
4   |   Annual Report

INVESTMENT PORTFOLIO

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value($)
Senior Loans (a) - 110.2%

AEROSPACE - 3.2%

	AWAS Capital, Inc.
	Second Lien Term Loan,
5,730,481	8.81%, 03/15/13	4,598,697
	Continental Airlines, Inc.
	Tranche A-1 Term Loan,
1,714,286	6.06%, 06/01/11	1,405,714
	Tranche A-2 Term Loan,
4,285,714	6.06%, 06/01/11	3,514,286
	Delta Air Lines, Inc.
	Credit-Linked Deposit Loan,
990,000	4.34%, 04/30/12	835,065
	Second Lien Term Loan,
8,910,000	6.15%, 04/28/14	6,506,795
	Term Loan Equipment Notes,
4,572,093	6.20%, 09/29/12	3,520,512
	DTN, Inc.
	Tranche C Term Loan,
6,643,599	5.65%, 03/10/13	6,548,064
	IAP Worldwide Services, Inc.
	First Lien Term Loan,
2,718,613	8.25%, 12/30/12	2,139,222
	Second Lien Term Loan,
3,509,625	10.50%, 06/18/13	2,386,545
	Northwest Airlines, Inc.
5,840,404	Term Loan, 4.46%, 08/21/13	4,885,089
	US Airways, Inc.
20,295,000	Term Loan, 4.96%, 03/19/14	14,295,392

		50,635,381

BROADCASTING - 6.0%

	All3Media Intermediate Ltd.
4,874,517	Facility B1, 7.80%, 08/31/14	4,508,928
	Barrington Broadcasting Group LLC
2,456,251	Term Loan, 4.97%, 08/11/13	2,216,767
	CMP Susquehanna Corp.
5,193,571	Term Loan, 4.50%, 05/03/13	4,007,671
	ComCorp Broadcasting, Inc.
	Revolving Loan,
218,345	8.63%, 04/03/13 (b) (c) (d)	201,423
	Term Loan,
2,285,452	8.31%, 04/03/13 (b) (d)	2,108,329
	Univision Communications, Inc.
	Initial Term Loan,
51,073,021	5.03%, 09/29/14	41,369,147
	Second Lien Loan,
4,623,000	4.96%, 03/25/09	4,422,639
	Weather Channel Cos.
12,400,000	Term Loan, 07/15/15 (e)	12,183,000
	Young Broadcasting, Inc.
27,832,514	Term Loan, 5.31%, 11/03/12	23,240,149

		94,258,053

CABLE/WIRELESS VIDEO - 10.5%

	Broadstripe, LLC
	First Lien Term Loan,
45,669,429	9.65%, 06/30/11 (d)	44,984,387
	First Lien Term Loan,
4,250,709	10.09%, 06/30/11 (d)	4,173,431
	Revolving Loan,
1,428,203	9.77%, 06/30/11 (d)	1,402,238
	CCO Holdings, LLC
	Incremental Loan,
4,000,000	5.17%, 09/06/14	3,247,520
	Cequel Communications LLC
	Second Lien Tranche A Term Loan,
4,025,000	7.30%, 05/05/14	3,548,682
	Term Loan,
9,775,566	4.78%, 11/05/13	9,168,113
	Charter Communications Operating, LLC
	Replacement Term Loan,
40,413,459	4.90%, 03/06/14	35,447,453
	FoxCo Acquisition Sub, LLC
4,000,000	Term Loan, 7.25%, 07/14/15	3,893,360
	Knology, Inc.
12,375,000	Term Loan, 5.04%, 04/13/12	11,508,750
	MCC Iowa LLC
	Tranche D-1 Term Loan,
985,000	4.22%, 01/31/15	913,174
	Tranche D-2 Term Loan,
985,000	4.22%, 01/31/15	913,174
	Tranche E Term Loan,
7,000,000	6.50%, 01/03/16	7,011,620
	Northland Cable Television, Inc.
	First Lien Term Loan B,
4,875,000	6.84%, 12/22/12	4,655,625
	Second Lien Term Loan,
6,000,000	10.80%, 06/22/13	5,730,000
	UPC Financing Partnership
11,261,250	Facility N, 4.21%, 12/31/14	10,632,422
	Virgin Media Investment Holdings Ltd.
6,708,511	B4 Facility, 4.94%, 09/03/12	6,440,171
	WideOpenWest Finance, LLC
	First Lien Term Loan,
4,000,000	5.28%, 06/20/14	3,480,000
	Second Lien Term Loan,
10,334,461	9.38%, 06/20/15	8,732,620

		165,882,740

CHEMICALS - 1.1%

	Brenntag Holding GmbH & Co.
	Second Lien Facility 2,
1,000,000	7.79%, 06/10/15	831,250
	Georgia Gulf Corp.
8,569,454	Term Loan, 10/03/13 (e)	8,143,381
	Solutia, Inc.
4,987,469	Term Loan, 8.50%, 02/28/14	4,814,104
	Tronox Worldwide LLC
4,392,864	Revolver, 6.90%, 11/29/10 (c)	3,876,703

		17,665,438

CONSUMER DURABLES - 0.5%

	Rexair LLC
	First Lien Term Loan,
3,046,937	6.90%, 06/30/10	2,742,243
	Water PIK, Inc.
	First Lien Term Loan,
4,950,000	5.71%, 06/06/13	4,851,000

		7,593,243

CONSUMER NON-DURABLES - 0.4%

	BioTech Research
	Labs/Philosophy Merger Sub, Inc.
	First Lien Term Loan,
5,918,000	4.47%, 03/07/14	5,163,455
See accompanying Notes to Financial Statements.   |   5

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

CONSUMER NON-DURABLES (continued)

	Spectrum Brands, Inc.
	Dollar Term B Loan,
839,444	6.63%, 03/30/13	714,367
	Letter of Credit,
265,418	2.32%, 03/30/13	225,871

		6,103,693

DIVERSIFIED MEDIA - 6.9%

	Advanstar Communications
	First Lien Term Loan,
4,455,000	5.05%, 05/29/14	3,356,130
	Cinemark USA, Inc.
8,758,868	Term Loan, 4.58%, 10/05/13	8,309,275
	Clarke American Corp.
	Tranche B Term Loan,
9,900,000	5.20%, 06/30/14	8,210,862
	Cydcor, Inc.
	First Lien Tranche B Term
6,375,000	Loan, 9.00%, 02/05/13	5,992,500
	Endurance Business Media, Inc.
	First Lien Term Loan,
2,741,863	5.22%, 07/26/13	2,200,345
	Merrill Communications LLC
	Combined Term Loan,
3,850,419	4.94%, 12/20/12	3,061,083
	Metro-Goldwyn-Mayer, Inc.
	Tranche B Term Loan,
24,471,997	5.95%, 04/08/12	18,741,634
	Tranche B Term Loan,
2,000,000	6.05%, 04/06/12	1,531,680
	Tranche B-1 Term Loan,
1,967,754	6.05%, 04/08/12	1,506,984
	Nielsen Finance LLC
8,834,047	Dollar Term Loan, 08/09/13 (e)	8,194,992
	Panavision, Inc.
	Second Lien Term Loan,
1,500,000	10.31%, 03/30/12	1,162,500
	Penton Media, Inc.
	First Lien Term Loan,
18,021,875	5.14%, 02/01/13	13,944,426
	Second Lien Term Loan,
9,500,000	7.90%, 02/01/14	6,388,750
	Readers Digest Association, Inc.
	Revolving Credit Loan,
700,000	4.71%, 2/21/13 (c)	581,000
	SkillSoft Corp.
1,440,605	Term Loan, 6.30%, 05/14/13	1,390,183
	Springer Science+Business Media S.A.
	Tranche B-2,
562,496	5.18%, 09/16/11	514,684
	Tranche C-2,
562,496	5.55%, 09/17/12	519,342
	Tranche E2,
366,301	7.47%, 09/17/12	331,502
	USD Tranche B-2 Add-On,
338,124	5.18%, 07/05/13	307,693
	USD Tranche C-2 Add-On,
338,124	5.55%, 07/05/14	307,693
	Sunshine Acquisition Ltd.
4,433,040	Term Facility, 4.80%, 08/08/12	3,790,249
	Tribune Co.
	Initial Tranche B Advance,
26,087,557	06/04/14 (e)	18,052,589

		108,396,096

ENERGY - 3.3%

	Alon USA Energy, Inc.
	Edgington Facility,
196,244	4.90%, 06/22/13	171,713
	Paramount Facility,
1,569,949	4.76%, 06/22/13	1,373,705
	Coffeyville Resources, LLC
	Funded Letter of Credit,
770,589	2.69%, 12/28/10	715,685
	Tranche D Term Loan,
2,494,356	5.45%, 12/25/13	2,316,633
	Delphi Acquisition Holding I B.V.
	Facility B1,
488,759	5.07%, 01/12/15	449,169
	Facility C1,
488,759	5.68%, 04/27/16	451,491
	III Exploration II LP
	Second Lien Loan,
2,000,000	10.10%, 03/29/14	1,550,000
	Term Loan,
2,244,375	8.15%, 10/29/13	1,874,053
	Term Loan,
12,573,750	7.01%, 03/27/14	10,499,081
	Monitor US Finco, Inc.
	Second Lien Term Loan,
968,054	17.20%, 12/14/14 (f)	459,826
	Panda Hereford Ethanol, L.P.
	Tranche A Term Loan,
5,000,000	6.23%, 07/28/13	3,250,000
	Resolute Aneth, LLC
	Second Lien Term Loan,
10,714,286	7.30%, 6/26/13	9,428,571
	TARH E&P Holdings, L.P.
	First Lien Term Loan,
2,500,000	7.68%, 06/29/12	2,450,000
	Value Creation, Inc., PIK
15,519,846	Term Loan, 10.29%, 06/27/12	14,355,857
	Venoco, Inc.
	Second Lien Term Loan,
3,000,000	6.69%, 09/20/11	2,857,500

		52,203,284

FINANCIAL - 1.3%

	Checksmart Financial Co.
	Second Lien Term Loan,
2,500,000	8.36%, 5/01/13 (f)	387,500
	Emerson Reinsurance Ltd.
	Series A Loan,
3,250,000	4.56%, 12/15/11	2,990,000
	Series B Loan,
1,250,000	5.81%, 12/15/11	1,150,000
	Flatiron Re Ltd.
	Closing Date Term Loan,
636,100	7.06%, 12/29/10	623,378
	Delayed Draw Term Loan,
308,111	7.06%, 12/20/10	301,949
6  |   See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

FINANCIAL (continued)

	HUB International Ltd.
	Delayed Draw Term Loan,
837,489	5.20%, 06/13/14 (c)	762,115
	Initial Term Loan,
4,788,899	5.20%, 06/13/14	4,357,898
	Kepler Holdings, Ltd.
9,000,000	Term Loan, 8.31%, 06/30/09	8,505,000
	Online Resources Corp.
962,500	Term Loan, 4.96%, 02/09/12	924,000

		20,001,840

FOOD/TOBACCO - 3.8%

	Aramark Canada Ltd.
	Canadian Term Loan,
4,925,000	4.68%, 1/26/14	4,623,344
	Bellisio Foods, Inc.
5,487,373	Term Loan, 5.75%, 04/02/11	5,350,189
	Best Brands Corp.
3,095,282	Term Loan B, 9.46%, 12/12/12	2,634,859
	Dole Food Co., Inc.
	Credit Linked Deposit,
186,258	2.66%, 04/12/13	171,784
	Tranche B Term Loan,
340,206	4.90%, 04/12/13	313,769
	DS Waters of America, Inc.
2,788,333	Term Loan , 4.71%, 10/25/12	2,593,150
	El Pollo Loco, Inc.
3,822,620	Term Loan, 5.30%, 11/18/11	3,373,462
	LJVH Holdings, Inc.
	Tranche B Term Loan,
871,200	5.20%, 07/09/14	810,216
	Tranche C Term Loan,
118,800	5.20%, 07/09/14	110,484
	OSI Restaurant Partners LLC
	Incremental Term Loan,
4,435,403	5.00%, 05/09/14	3,467,553
	Synthetic Revolver,
355,183	2.67%, 06/14/13	277,678
	Pinnacle Foods Finance LLC
980,075	Term Loan, 5.43%, 04/02/14	897,082
	Solvest, Ltd.
	Tranche C Term Loan,
1,365,503	4.76%, 4/11/13	1,259,390
	Sturm Foods, Inc.
	Initial Term Loan First Loan,
4,493,750	5.37%, 01/31/14	3,785,984
	Wm Wrigley Jr. Co.
25,000,000	Tranche B, 07/17/14 (e)	25,137,000
	WM. Bolthouse Farms, Inc.
	First Lien Term Loan,
5,843,908	12/07/12 (e)	5,697,811

		60,503,755

FOREST PRODUCTS/CONTAINERS - 0.8%

	Boise Paper Holdings, LLC
	Second Lien Term Loan,
6,000,000	02/23/15 (e)	5,690,040
	Inuit US Holdings, Inc.
	Facility B2,
4,504,824	4.86%, 06/13/15	3,322,308
	Facility C2,
4,495,176	5.11%, 06/13/16	3,337,668

		12,350,016

GAMING/LEISURE - 14.5%

	Drake Hotel Acquisition
6,041,285	B Note 1, 8.27%, 04/01/09 (b) (f)	5,351,975
	Fontainebleau Las Vegas LLC
	Initial Term Loan,
4,666,667	5.92%, 06/06/14	3,717,747
	Fontainebleu Florida Hotel LLC
	Tranche C Term Loan,
57,500,000	8.79%, 6/06/12	52,325,000
	Ginn LA Conduit Lender, Inc.
	First Lien Tranche A Credit-
	Linked Deposit,
14,595,267	5.10%, 06/04/11 (f) (g)	6,049,738
	First Lien Tranche B Term Loan,
31,288,508	6.20%, 06/04/11 (f) (g)	12,969,087
	Second Lien Term Loan,
7,000,000	12.33%, 06/04/11 (f)	863,310
	Green Valley Ranch Gaming LLC
	Second Lien Term Loan,
4,560,000	5.89%, 08/16/14	2,599,200
	Term Loan,
4,893,789	4.70%, 02/16/14	3,788,576
	Harrah’s Operating Co., Inc.
	Term Loan B-2,
7,980,000	5.92%, 01/28/15 (e)	7,022,799
	Term Loan B-2,
8,000,000	01/28/18 (e) (g)	7,040,400
	Kuilima Resort Co.
	First Lien Term Loan,
10,164,918	9.50%, 09/30/10 (f)	7,572,864
	Lake at Las Vegas Joint Venture
	Additional Term Loan,
8,985,216	12.00%, 06/20/12	8,985,216
	First Lien Term Loan,
3,750,000	12.00%, 06/20/12	3,750,000
	PIK Term Loan,
11,642,625	16.10%, 06/20/12 (f)	—
	Revolving Loan Credit-
	Linked Deposit Account,
15,525,830	16.10%, 06/20/12 (f)	3,933,314
	Revolving Loan Credit-Linked
261,505	Deposit Account, 06/20/12 (e) (f)	66,250
1,976,276	Term Loan, 06/20/12 (e) (f)	500,670
	Term Loan (DIP),
17,256,781	11.97%, 07/16/09	17,256,781
	Term Loan PIK,
121,453,902	18.35%, 06/20/12 (f)	30,769,132
	Pacific Clarion, LLC
	Term Loan,
10,891,261	15.00%, 01/23/09 (b) (h)	10,502,443
	Pivotal Group Promontory
	First Lien Term Loan,
6,569,651	10.12%, 08/31/10 (f)	4,631,604
	Revel Entertainment Group, LLC
	First Lien Term Loan,
8,000,000	6.96%, 11/20/08 (b)	7,551,200
	Tamarack Resort LLC
	Tranche A Credit-Linked Deposit,
3,196,689	2.60%, 05/19/11 (f)	1,997,930
	Tranche B Term Loan,
4,723,108	11.75%, 05/19/11 (f)	2,951,942
	WAICCS Las Vegas 3 LLC
	First Lien Term Loan,
13,000,000	5.96%, 02/01/09	12,025,000
	Second Lien Term Loan,
13,000,000	11.46%, 02/01/09	11,992,500
See accompanying Notes to Financial Statements.   |   7

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

GAMING/LEISURE (continued)

	Yellowstone Mountain Club, LLC
	First Lien Term Loan,
3,541,907	4.86%, 09/30/10	3,013,561

		229,228,239

HEALTHCARE - 14.3%

	Aveta, Inc.
	MMM Original Term Loan,
2,329,821	08/22/11 (e)	2,127,919
	NAMM New Term Loan,
346,106	08/22/11 (e)	316,112
	NAMM Original Term Loan,
623,667	08/22/11 (e)	569,620
	PHMC Acquisition Term Loan,
1,909,342	08/22/11 (e)	1,743,878
	CCS Medical, Inc.
	First Lien Term Loan,
44,547,675	6.06%, 09/30/12	37,281,058
	Second Lien Term Loan,
4,750,000	10.81%, 03/30/13	3,784,135
	CHG Cos., Inc./CHG Medical
	Staffing, Inc.
	First Lien Term Loan B,
3,959	5.13%, 12/20/12	3,781
	CHS/Community Health
	Systems, Inc.
	Delayed Draw Term Loan,
97,310	07/25/14 (c) (e)	92,208
	Funded Term Loan,
16,417,094	07/25/14 (e)	15,556,346
	Danish Holdco A/S
	Facility B5,
3,365,689	4.92%, 02/27/15	2,557,924
	Second Lien Term Facility D,
2,500,000	6.54%, 11/01/16	1,466,675
	DSI Renal, Inc.
7,920,397	Term Facility, 5.00%, 03/31/13	6,890,746
	Fenwal, Inc.
	First Lien Delayed Draw Term Loan,
2,319,580	5.04%, 02/28/14	2,038,331
	Initial First Lien Term Loan,
13,743,511	4.90%, 02/28/14	12,102,811
	Gambro Holding AB
	Facility B2,
861,945	5.22%, 06/05/14	763,537
	Facility C2,
861,945	5.72%, 06/05/15	767,847
	Golden Gate National Senior
	Care LLC
	Second Lien Term Loan,
1,000,000	10.23%, 09/14/11	925,000
	Graceway Pharmaceuticals LLC
	First Lien Term B Loan ,
3,659,640	5.42%, 04/15/12	3,174,738
	Mezzanine Loan,
6,500,000	10.64%, 11/03/13	4,907,500
	HCA, Inc.
	Tranche A Term Loan,
938,636	4.30%, 01/22/12	879,652
	Tranche B Term Loan,
30,007,317	5.05%, 01/21/13	28,176,871
	IM US Holdings, LLC
	First Lien Term Loan,
14,850,000	4.67%, 06/26/14	14,082,701
	Second Lien Term Loan,
1,000,000	6.92%, 06/26/15	936,260
	LifeCare Holdings
11,452,549	Term Loan, 7.05%, 08/11/12	9,820,561
	Mylan, Inc
	U.S. Tranche B Term Loan,
4,496,241	10/02/14 (e)	4,461,754
	Nyco Holdings 3 ApS
	Facility B2,
9,109,858	5.05%, 12/29/14	7,012,040
	Facility C2,
9,109,858	5.80%, 12/29/15	7,057,590
	Physiotherapy Associates, Inc./
	Benchmark Medical, Inc.
	Second Lien Term Loan,
1,500,000	9.39%, 12/31/13	1,215,000
	Term Loan,
4,838,889	5.76%, 06/28/13	3,967,889
	Select Medical Corp.
	Tranche B Term Loan,
13,095,395	4.82%, 02/24/12	12,298,802
	Tranche B-2 Term Loan,
2,957,285	4.63%, 02/24/12	2,777,394
	Talecris Biotherapeutics
	Holdings Corp.
	First Lien Term Loan,
21,727,437	11/19/13 (e)	21,265,729
	Second Lien Term Loan,
9,500,000	9.18%, 12/08/14	9,345,625
	Triumph Healthcare Second
	Holdings LLC
	First Lien Term Loan,
3,851,688	5.59%, 07/28/13	3,582,070
	URL Pharma, Inc.
2,816,528	Term Loan, 5.64%, 01/30/12	2,703,867

		226,653,971

HOUSING - 4.6%

	Associated Materials, Inc.
4,636,917	Term Loan, 4.97%, 08/29/10	4,335,518
	Atrium Cos., Inc.
	Closing Date Term Loan,
8,780,613	6.47%, 06/07/12	7,126,960
	Custom Building Products, Inc.
	First Lien Term Loan,
3,073,792	4.88%, 10/20/11	2,674,199
	Giraffe Intermediate, LLC
	Mezzanine Note A-1,
2,143,382	4.23%, 08/09/09 (b)	1,997,418
	Kyle Acquisition Group LLC
	Facility B,
1,692,857	7.75%, 07/20/09 (f)	554,411
	Facility C,
1,307,143	7.75%, 07/20/11 (f)	448,794
	LBREP/L-Suncal Master I LLC
	First Lien Term Loan,
4,848,813	6.50%, 12/21/09 (f)	775,810
	LNR Property Corp.
	Initial Tranche B Term Loan,
10,193,400	6.03%, 07/12/11	8,129,237
	MPH Mezzanine II, LLC
	Mezzanine 2B,
4,500,000	7.48%, 02/09/09 (b) (f)	—
8   |  See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

HOUSING (continued)

	MPH Mezzanine III, LLC
	Mezanine 3,
2,850,000	8.48%, 02/09/09 (b) (f)	—
	MPO Intermediate LLC
	Mezzanine Note A-1,
606,618	4.23%, 08/09/09 (b)	565,307
	November 2005 Land Investors, LLC
	First Lien Term Loan,
1,556,578	6.46%, 05/09/11	1,190,782
	PGT Industries, Inc.
	Tranche A-2 Term Loan,
1,092,080	6.97%, 02/14/12	944,649
	Roofing Supply Group LLC
2,898,851	Term Loan, 7.78%, 08/14/13	2,232,116
	Stile Acquisition Corp.
	Canadian Term Loan,
4,815,046	4.83%, 04/06/13	4,109,161
	Stile U.S. Acquisition Corp.
4,187,465	U.S. Term Loan, 4.83%, 04/06/13	3,573,583
	Universal Building Products, Inc.
2,451,019	Term Loan, 6.05%, 04/28/12	1,960,815
	Westgate Investments, LLC
	Senior Secured Loan,
17,982,130	13.00%, 09/25/10 (h)	17,982,130
4,873,131	Third Lien Term Loan,
	5.50%, 06/30/15 (c) (h)	4,873,131
	Weststate Land Partners LLC
	First Lien Term Loan,
4,000,000	5.71%, 10/31/08	3,800,000
	Withers Preserve MB-I
4,237,189	B-Note, 7.96%, 07/01/09 (b)	4,138,463
	Woodlands Commercial
	Properties Co., LP
	Secured Term Loan,
400,000	4.42%, 08/29/09	388,000
	Woodlands Land Development Co., LP
	Secured Term Loan,
1,600,000	4.42%, 08/29/09	1,552,000

		73,352,484

INFORMATION TECHNOLOGY - 6.1%

	Applied Systems, Inc.
4,535,520	Term Loan, 5.30%, 09/26/13	4,308,744
	Aspect Software, Inc.
	Second Lien Term Loan,
2,545,000	9.75%, 06/20/12	2,354,125
	Freescale Semiconductor, Inc.
15,297,444	Term Loan, 12/02/13 (e)	13,745,060
	Infor Enterprise Solutions
	Holdings, Inc.
	Delayed Draw Term Loan,
5,753,909	6.55%, 07/30/12	4,833,284
	Initial U.S. Term Loan,
11,028,326	6.55%, 07/30/12	9,387,862
	Intergraph Corp.
	Initial First Lien Term Loan,
7,265,766	4.65%, 05/29/14	6,970,630
	Second Lien Term Loan,
2,000,000	8.65%, 11/26/14	1,920,000
	IPC Systems, Inc.
	Tranche B-1 Term Loan,
12,127,500	4.95%, 05/31/14	9,055,240
	Keane International, Inc.
	Closing Date Term Loan,
12,893,024	4.74%, 06/04/13	9,379,675
	Synthetic Letter of Credit Loan,
976,744	4.74%, 06/04/13	710,581
	Quantum Corp.
1,450,000	Term Loan, 6.20%, 06/27/14	1,290,500
	Ridgefield Midco SARL, PIK
3,036,280	Facility A2, 10.38%, 09/30/16	2,674,356
	Riskmetrics Group Holdings, LLC
	First Lien Term Loan B,
968,731	4.70%, 01/08/14	936,036
	SCS Holdings II, Inc.
	First Lien Term Loan,
2,988,486	5.45%, 11/30/12	2,614,926
	Second Lien Term Loan,
2,000,000	8.70%, 05/30/13	1,820,000
	Serena Software, Inc.
4,779,130	Term Loan, 4.68%, 03/11/13	4,381,889
	Sitel, LLC
	U.S. Term Loan,
1,935,867	6.17%, 01/30/14	1,505,137
	SunGard Data Systems, Inc.
	New US Term Loan,
4,987,342	4.55%, 02/28/14	4,699,024
	Vangent, Inc.
6,217,428	Term Loan, 4.64%, 02/14/13	5,844,383
	Verint Systems, Inc.
8,446,154	Term Loan, 5.46%, 05/25/14	7,707,115

		96,138,567

MANUFACTURING - 2.4%

	Acument Global Technologies, Inc.
1,965,000	Term Loan, 6.20%, 08/11/13	1,847,100
	Brand Energy & Infrastructure
	Services, Inc.
	First Lien Term Loan B,
2,956,866	5.01%, 02/07/14	2,746,189
	FCI International S.A.S.
	Term Loan B2A,
507,929	4.84%, 03/10/14	473,644
	Tranche B3C,
507,929	4.84%, 11/02/14	479,993
	FCI SA
	Term Loan B2B,
488,995	4.84%, 03/10/14	462,100
	Tranche B4B,
488,995	4.84%, 11/03/13	462,100
	FCI USA, Inc.
	Facility B1,
996,924	4.84%, 03/10/14	942,094
	Tranche B5B,
996,924	4.84%, 11/03/13	942,094
	Hillman Group, Inc.
	Term Loan B,
5,260,833	5.69%, 07/20/11	4,971,487
	Kion Group GmbH
500,000	Facility B, 4.46%, 12/23/14	430,210
	Facility C,
500,000	4.96%, 12/23/15	432,860
	Manitowoc Co., Inc.
5,000,000	Term Loan B, 04/14/14 (e)	4,997,650
See accompanying Notes to Financial Statements.  |  9

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

MANUFACTURING (continued)

	Matinvest 2 SAS / Butterfly
	Wendal US, Inc.
2,159,172	B-2 Facility,
	5.38%, 06/22/14	1,927,061
2,158,474	C-2 Facility,
	5.63%, 06/22/15	1,937,230
4,900,000	Maxum Petroleum, Inc.
	Term Loan, 8.52%, 09/18/13	4,557,000
	Ridgefield Acquisition Sarl
4,671,923	Facility B3,
	4.63%, 03/30/15	4,200,806
4,671,923	Facility C3,
	5.13%, 03/28/16	4,224,165
2,906,395	United Central Industrial
	Supply Co., LLC
	Term Loan, 5.20%, 03/31/12	2,753,809

		38,787,592

METALS/MINERALS - 1.3%

	Algoma Steel, Inc.
2,122,332	Term Loan, 4.96%, 06/20/13	2,018,868
	Euramax International Holdings B.V.
	European Second Lien Term Loan,
1,657,895	10.73%, 06/29/13	1,152,237
	Euramax International, Inc.
	Domestic Second Lien Term Loan,
4,192,105	10.73%, 06/29/13	2,913,513
	Domestic Term Loan,
3,928,679	8.00%, 06/26/12	3,339,377
	JW Aluminum Co.
	Second Lien Term Loan,
3,000,000	9.12%, 12/15/13	2,295,000
	Murray Energy Corp.
	First Lien Tranche B Term Loan,
9,565,835	5.50%, 01/28/10	9,470,177

		21,189,172

RETAIL - 5.0%

	Burlington Coat Factory Warehouse Corp.
22,367,371	Term Loan, 4.90%, 05/28/13	17,407,407
	Claire’s Stores, Inc.
11,969,773	Term Loan B, 05/29/14 (e)	8,125,800
	Dollar General Corp.
	Tranche B-1 Term Loan,
2,000,000	5.65%, 07/07/14	1,843,180
	Tranche B-2 Term Loan,
5,000,000	5.30%, 07/07/14	4,462,500
	Eddie Bauer, Inc.
3,427,005	Term Loan, 5.88%, 04/01/14	2,638,794
	Guitar Center, Inc.
2,666,667	Term Loan, 5.96%, 10/09/14	2,306,667
	Home Interiors & Gifts, Inc.
	Initial Term Loan,
35,276,033	10.36%, 03/31/11 (f)	8,819,008
	Michaels Stores, Inc.
	Replacement Loan,
1,335,847	4.75%, 10/31/13	1,037,953
	Mother’s Work, Inc.
1,686,111	Term Loan, 5.21%, 03/13/13	1,365,750
	Movie Gallery, Inc.
	First Lien Synthetic Letter of Credit,
673,625	8.45%, 03/08/12	477,008
	First Lien Term Loan,
17,369,547	12.47%, 03/08/12	12,299,724
	Spirit Finance Corp.
17,500,000	Term Loan, 5.87%, 08/01/13	12,687,500
	Sports Authority, Inc., The
1,470,000	Term Loan B, 5.05%, 05/03/13	1,196,213
	Toys “R” Us
	Tranche B Term Loan,
3,980,100	6.97%, 07/19/12	3,817,154

		78,484,658

SERVICE - 5.5%

	Audio Visual Services Group, Inc.
	Second Lien Loan,
4,000,000	8.31%, 08/28/14	3,540,000
	Billing Services Group North America, Inc.
1,855,556	Term Loan, 7.00%, 12/19/14	1,744,222
	First American Payment Systems, L.P.
910,500	Term Loan, 6.11%, 10/06/13	860,423
	First Data Corp.
	Initial Tranche B-1 Term Loan,
19,952,261	5.25%, 09/24/14	18,357,278
	FleetCor Technologies
	Operating Co., LLC
	Tranche 1 Term Loan,
3,236,333	4.73%, 04/30/13	3,042,153
	Tranche 2 Term Loan,
653,667	4.71%, 04/30/13	614,447
	NES Rentals Holdings, Inc.
	Second Lien Permanent
9,402,849	Term Loan, 9.50%, 07/15/13	7,263,701
	Penhall Holding Co.
	Senior Unsecured PIK Toggle
2,832,169	Term Loan, 12.63%, 04/01/12	2,520,630
	Sabre, Inc.
	Initial Term Loan,
37,091,177	4.73%, 09/30/14	28,421,115
	Safety-Kleen Systems, Inc.
	Synthetic Letter of Credit,
1,220,339	2.50%, 08/02/13	1,134,915
	Term Loan B,
4,596,102	5.00%, 08/02/13	4,274,375
	Total Safety U.S., Inc.
	Second Lien Term Loan,
1,000,000	9.54%, 12/08/13	945,000
	Travelport LLC
15,000,000	Letter of Credit, 5.05%, 08/23/13	12,641,250
	Valleycrest Cos., LLC
1,861,271	Term Loan, 4.68%, 10/04/13	1,684,450

		87,043,959

TELECOMMUNICATIONS - 3.4%

	Hargray Acquisition Co.,/
	DPC Acquisition LLC/HCP Acquisition LLC
	First Lien Term Loan,
1,818,589	4.95%, 06/27/14	1,668,555
	Second Lien Term Loan,
2,000,000	8.20%, 01/29/15	1,670,000
10  |  See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

TELECOMMUNICATIONS (continued)

	Knowledgepoint360 Group LLC
	Second Lien Term Loan,
1,000,000	9.68%, 04/13/15	955,000
	Level 3 Financing, Inc.
39,250,000	Term Loan, 4.94%, 03/13/14	35,668,438
	NATG Holdings LLC
	Term Loan A,
113,799	8.75%, 01/23/09 (f)	9,104
	Term Loan B-1,
84,026	12.25%, 01/23/10 (f)	6,722
	Tranche A Credit-Linked
	Certificate of Deposit,
8,316	6.08%, 01/23/09 (f)	7,235
	PaeTec Holding Corp.
	Replacement Term Loan,
2,506,874	4.96%, 02/28/13	2,286,470
	Pine Tree Holdings Inc./Country
	Road Communications, Inc.
	Second Lien Term Loan,
2,000,000	10.42%, 07/15/13	1,980,000
	Wind Acquisition Holdings Finance S.A.
	Dollar PIK Loan,
10,191,349	9.98%, 12/21/11	9,605,346

		53,856,870

TRANSPORTATION — AUTOMOTIVE - 4.3%

	Delphi Corp.
	Initial Tranche C Term Loan,
31,764,985	8.50%, 12/31/08	26,636,210
	Subsequent Tranche C Loan,
3,235,015	8.50%, 12/31/08	2,712,690
	Ford Motor Co.
19,313,922	Term Loan, 5.46%, 12/13/13	15,054,043
	Goodyear Tire & Rubber Co.
	Second Lien Term Loan,
2,000,000	4.54%, 04/21/14	1,837,500
	Key Safety Systems, Inc.
	First Lien Term Loan,
18,916,563	5.02%, 03/08/14	15,606,164
	Second Lien Term Loan,
2,000,000	7.46%, 09/08/14	1,420,000
	Motor Coach Industries International, Inc.
	Second Lien Term Loan, PIK,
2,650,871	11.13%, 12/01/08 (f)	2,140,578
	Remy International, Inc.
	First Lien Tranche B Term Loan,
2,951,791	8.91%, 12/06/13	2,745,165

		68,152,350

TRANSPORTATION — LAND TRANSPORTATION - 0.5%

	Ozburn-Hessey Holding Co., LLC
2,502,984	Term Loan, 6.16%, 08/10/12	2,277,716
	SIRVA Worldwide, Inc.
	Revolving Credit Loan (Exit Finance)
1,084,545	9.82%, 05/12/12 (c)	1,079,122
	Second Lien Term Loan,
3,227,008	10.00%, 05/15/15	2,646,147
	Term Loan (Exit Finance),
1,642,069	9.50%, 05/12/12	1,633,859

		7,636,844

UTILITY - 6.9%

	Astoria Generating Co.
	Acquisitions LLC
	Second Lien Term Loan C,
4,500,000	6.56%, 08/23/13	4,278,780
	Bosque Power Co., LLC
11,986,899	Term Loan, 7.97%, 01/16/15	11,807,096
	Boston Generating LLC
	First Lien Revolving Credit,
578,860	2.57%, 12/20/13	516,488
	First Lien Synthetic Letter of Credit Facility,
2,067,357	2.57%, 12/20/13	1,844,600
	First Lien Term Loan,
9,204,289	4.95%, 12/20/13	8,212,527
	Second Lien Term Loan,
2,000,000	6.95%, 06/21/14	1,760,000
	Calpine Corp.
	First Priority Term Loan,
6,000,000	5.69%, 03/31/14	5,589,960
	Coleto Creek Power, LP
	First Lien Synthetic Letter of Credit,
512,291	2.60%, 06/28/13	466,185
	First Lien Term Loan,
8,217,827	5.55%, 06/28/13	7,478,223
	Second Lien Term Loan,
5,880,000	6.70%, 06/28/13	4,944,139
	EBG Holdings LLC
	Mezzanine,
2,368,363	9.70%, 06/28/13	2,193,697
	Term Loan,
1,115,190	11.83%, 12/20/16	1,032,945
	Entegra TC LLC
	Third Lien Term Loan,
5,419,544	10.83%, 10/19/15	4,504,996
	GBGH LLC
	Advance First Lien Term Loan,
3,999,482	11.50%, 08/07/13 (f)	3,919,492
	Longview Power, LLC
	Construction Loan,
846,000	5.20%, 08/31/11 (c)	752,940
	Synthetic Revolver,
2,000,000	5.00%, 02/28/14	1,698,260
	Mach Gen LLC
	First Lien Synthetic Letter of Credit,
42,159	2.55%, 02/22/13	40,274
	First Lien Term B Loan,
400,823	4.64%, 02/22/14	382,898
	Mach Gen, LLC
6,528,576	Term C Loan, 10.60%, 02/22/15	6,188,567
	NRG Energy, Inc.
	Credit-Linked Deposit,
1,828,787	2.70%, 02/01/13	1,740,237
	Port Barre Investments, LLC
3,000,000	Term B Loan, 4.93%, 09/02/14	2,895,000
	Riverside Energy Center LLC
4,220,987	Term Loan, 7.05%, 06/24/11	4,242,092
	Rocky Mountain Energy Center LLC
	Credit-Linked Certificate of Deposit,
361,073	2.80%, 06/24/11	362,879
	Term Loan,
2,111,972	7.05%, 06/24/11	2,122,532
See accompanying Notes to Financial Statements.  |  11

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

UTILITY (continued)

	Texas Competitive Electric Holdings Co., LLC
	Initial Tranche B-2 Term Loan,
12,906,415	6.24%, 10/10/14	12,044,912
	Initial Tranche B-3 Term Loan,
1,975,038	10/10/14 (e)	1,842,829
	TPF Generation Holdings, LLC
	First Lien Term Loan,
10,811,684	4.70%, 12/26/13	10,424,301
	Second Lien Term Loan,
4,000,000	6.95%, 12/15/14	3,606,000
	Synthetic Letter of Credit,
1,855,600	2.70%, 12/26/13	1,789,114
	Synthetic Revolver,
687,408	2.70%, 12/27/11	662,778

		109,344,741

WIRELESS COMMUNICATIONS - 3.6%

	Alltel Communications, Inc.
	Initial Tranche B-1 Term Loan,
4,987,437	4.97%, 05/15/15	4,935,219
	Clearwire Corp.
4,962,500	Term Loan, 8.68%, 07/03/12	4,652,344
	Cricket Communications, Inc.
8,708,178	Term B Loan, 6.50%, 06/16/13	8,621,096
	DPI Holdings, LLC
1,945,000	Term Loan, 5.98%, 09/30/10 (b)	1,765,477
	Maritime Telecommunications Network, Inc.
	First Lien Term Loan,
1,450,085	5.56%, 05/07/12	1,341,329
	MetroPCS Wireless, Inc.
	Tranche B Term Loan,
36,448,005	4.95%, 11/04/13	34,942,338

		56,257,803

	Total Senior Loans
	(Cost $2,110,653,459)	1,741,720,789

Principal Amount

Foreign Denominated Senior Loans (a) - 19.8%

AUSTRALIA - 2.1%
AUD

	PBL Media Group, Ltd.
	Facility A Term Loan,
5,128,818	9.56%, 02/07/13	3,463,454
	Facility B, Tranche 1,
20,545,336	9.81%, 02/07/13	14,243,383
	SMG H5 Pty., Ltd.
	Facility A Term Loan,
19,377,381	10.34%, 12/22/12	15,019,020

		32,725,857

AUSTRIA - 2.6%
EUR

	Sacher Funding Ltd.
	Euro Term Loan,
32,052,669	10.24%, 05/14/14	41,762,897

DENMARK - 0.3%
EUR

	Nyco Holdings 3 ApS
	Facility D Second Lien,
5,000,000	9.96%, 04/30/16	5,422,243

FRANCE - 2.6%
EUR

	Vivarte
	Acquisition Facility,
1,836,000	6.55%, 03/08/16 (c)	1,702,928
	Ypso Holding SA
	Capex Term Loan ,
668,110	6.52%, 12/15/12 (g)	747,558
	Eur A (Acq) 1 Facility,
1,812,835	6.50%, 03/02/14	2,199,461
	Eur A (Acq) 2 Facility,
326,139	6.50%, 03/02/14	395,695
	Eur A (Recap) 1 Facility,
667,235	6.59%, 03/02/14	809,537
	Eur A (Recap) 2 Facility,
39,151	6.59%, 03/02/14	47,501
	Eur B (Acq) 1 Facility ,
3,466,793	6.97%, 03/02/15	4,044,924
	Eur B (Acq) 2 Facility ,
5,656,346	6.97%, 03/02/15	6,599,612
	Eur B (Recap) 1 Facility,
7,983,252	6.97%, 03/02/15	9,314,558
	Eur C (Acq) Facility,
4,690,407	7.22%, 12/31/15	5,472,591
	Eur C (Recap) Facility,
8,809,593	7.22%, 12/31/15	10,385,314

		41,719,679

GERMANY - 1.9%
EUR

	CBR Fashion GmbH
	Second Lien Facility,
4,500,000	8.48%, 10/19/16	5,266,994
	Term B Facility,
1,000,000	6.61%, 02/26/15	1,253,625
	Term C Facility,
920,000	6.86%, 02/26/16	1,160,108
	Iesy Hessen GmbH & Co. KG
6,000,000	Term Loan, 7.57%, 10/15/11	8,347,688
	Kabel Baden Wurttemburg GmbH & Co. KG
	Second Lien Facility,
2,500,000	9.49%, 12/09/15	3,262,886
	Term B Facility,
1,076,284	6.99%, 06/29/14	1,466,293
	Term C Facility,
1,076,284	7.49%, 06/29/15	1,464,581
	Lavena Holding 3 GmbH Facility D,
7,500,000	8.15%, 09/02/16	3,926,726
	Mezzanine Facility, PIK,
7,235,522	11.40%, 03/02/17	3,210,887
	Schieder Mobel Holding, GmbH
	Delayed Draw Term Loan,
429,937	8.57%, 07/20/09 (f)	538,030

		29,897,818

12  |  See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount		Value ($)
Foreign Denominated Senior Loans (continued)

IRELAND - 0.1%
EUR

	BCM Ireland Holdings Ltd.
1,000,000	Facility D, 8.98%, 03/31/16	1,296,601

ITALY - 1.2%
EUR

	Wind Telecomunicazioni S.p.A.
	B1 Term Loan Facility,
6,750,000	7.22%, 05/26/13 (g)	9,515,370
	C1 Term Loan Facility,
6,750,000	7.62%, 05/26/14 (g)	9,562,773

		19,078,143

NETHERLANDS - 2.1%
EUR

	Amsterdamse Beheer- En
	Consultingmaatschappij B.V.
	Casema B1 Term Loan Facility,
3,827,534	6.89%, 09/12/14	5,409,703
	Casema B2 Term Loan Facility,
1,988,213	6.89%, 09/12/14	2,824,707
	Casema C Term Loan Facility,
5,815,747	7.39%, 09/29/15	8,219,774
	Casema D Term Loan Facility,
1,500,000	8.64%, 03/12/16	2,057,241
	Kabelcom B Term Loan Facility,
4,502,435	6.89%, 09/12/14	6,363,585
	Kabelcom C Term Loan Facility,
4,502,435	7.39%, 09/29/15	6,363,585
	Kabelcom D Term Loan Facility,
1,000,000	8.64%, 03/12/16	1,369,197

		32,607,792

SPAIN - 0.6%
EUR

	Grupo Gasmedi, S.L.
	Tranche B Term Loan,
1,666,667	7.25%, 08/11/14	2,269,727
	Tranche C Term Loan,
1,666,667	7.75%, 08/11/15	2,269,727
	Tranche E Second Lien
1,666,667	Term Loan, 9.50%, 02/11/16	2,147,039
	Maxi PIX SARL, PIK
	Euro Term Loan,
2,442,212	12.86%, 05/31/16	2,409,025

		9,095,518

SWEDEN - 0.6%
SEK

	Nordic Cable Acquisition Co., AB
	Facility A Com Hem,
13,194,520	6.70%, 01/31/13	1,818,205
	Facility B2 Com Hem,
24,442,922	7.20%, 01/31/14	3,339,691
	Facility C2 Com Hem,
20,180,366	7.32%, 01/31/15	2,776,927
	Facility D Com Hem,
11,750,000	9.07%, 07/31/15	1,509,377
	Facility E,
1,797,945	6.82%, 01/31/13 (c)	230,960

		9,675,160

UNITED KINGDOM - 4.4%
GBP

	All3Media Intermediate Ltd.
	Facility B1,
1,180,825	7.77%, 08/31/14	1,992,235
	Facility C1,
4,281,271	8.27%, 08/31/15	7,223,170
	Facility D1,
3,000,000	10.26%, 02/29/16	4,993,069
	Mezzanine Loan,
3,851,409	14.52%, 08/31/16	6,796,479
	Ansco UK Finance Co. Ltd.
	Tranche B Term Loan,
976,302	8.45%, 03/08/12	1,633,817
	Henson No. 4 Ltd.
	Facility B,
1,899,866	8.64%, 10/30/13	2,850,180
	Facility C,
1,899,866	9.14%, 02/24/15	2,867,506
	Highland Acquisitions Ltd.
	Facility B,
1,000,000	8.42%, 09/29/13	1,486,521
	Facility C,
1,000,000	8.92%, 09/29/14	1,495,641
	Mezzanine Facility, PIK,
1,093,882	15.67%, 03/06/16	1,705,886
	Mobileserv Ltd.
	Facility B Loan,
1,415,563	7.85%, 09/22/14	1,890,429
	Facility C Loan,
1,084,437	8.60%, 09/22/15	1,453,169
	SunGard UK Holdings, Ltd.
	U.K. Term Loan B,
1,364,515	7.70%, 02/12/14	2,289,706
	Towergate Partnership Ltd.
	Facility A,
3,125,000	7.90%, 10/31/12	5,471,856
	Facility B,
3,125,000	8.40%, 10/31/13	5,500,355
	Trinitybrook PLC
	Term Loan B1,
1,000,000	7.95%, 07/31/13	1,599,186
	Term Loan C1,
1,000,000	8.45%, 07/31/14	1,608,306
	United Biscuits Holdco Ltd.
8,383,459	Facility B1, 7.96%, 10/30/14	13,372,614
	Virgin Media Investment
1,750,000	Holdings Ltd.
	C Facility, 8.27%, 04/04/14	2,820,377

		69,050,502

UNITED STATES - 1.3%
EUR

	RD German Holdings GmbH
	Euro Term Loan,
2,492,554	6.48%, 03/02/14	3,009,134

GBP

	Aramark Corp.
	U.K. Term Loan,
1,231,250	8.13%, 01/26/14	2,088,539
	Champion Home Builders Co.
	Sterling Term Loan,
3,299,063	8.74%, 10/31/12	5,144,819
    See accompanying Notes to Financial Statements.  |  13

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount		Value ($)
Foreign Denominated Senior Loans (continued)

UNITED STATES (continued)
GBP

	IPC Systems, Inc.
	Tranche B-2 Term Loan,
2,227,500	8.21%, 09/29/13	3,067,454
	Knowledgepoint360 Group, LLC
1,616,479	U.K. Term Loan, 9.02%, 04/26/14	2,845,186
	PlayPower, Inc.
	Tranche B Sterling Term Loan,
2,647,959	8.70%, 06/30/12	4,612,412

		20,767,544

	Total Foreign Denominated
	Senior Loans
	(Cost $352,310,495)	313,099,754

Principal Amount ($)

Asset-Backed Securities (i) - 1.6%
	ACA CLO, Ltd.
	Series 2007-1A, Class D,
1,000,000	5.14%, 06/15/22 (j)	570,900
	ACAS CLO, Ltd.
	Series 2007-1A, Class D,
1,500,000	7.04%, 04/20/21 (j)	845,640
	Apidos CDO
	Series 2007-5A, Class C,
1,000,000	4.24%, 04/15/21 (j)	597,270
	Series 2007-CA, Class B,
3,000,000	3.60%, 05/14/20 (j)	2,284,846
	Babson CLO, Ltd.
	Series 2007-1A, Class C,
1,000,000	4.04%, 01/18/21 (j)	574,708
	Series 2007-2A, Class D,
1,000,000	4.49%, 04/15/21 (j)	595,550
	Series 2007-2A, Class E,
1,000,000	6.44%, 04/15/21	522,710
	Bluemountain CLO, Ltd.
	Series 2007-3A, Class D,
1,000,000	4.21%, 03/17/21 (j)	561,250
	Series 2007-3A, Class E,
1,000,000	6.36%, 03/17/21 (j)	525,000
	Cent CDO, Ltd.
	Series 2007-15A, Class C,
2,000,000	4.94%, 03/11/21 (j)	1,248,844
	Commercial Industrial Finance Corp.
	Series 2006-2A, Class B2L,
1,000,000	6.68%, 03/01/21 (j)	428,396
	Goldman Sachs Asset
	Management CLO, PLC,
	Series 2007-1A, Class D,
2,000,000	5.42%, 08/01/22 (j)	1,463,707
	Series 2007-1A, Class E,
1,000,000	7.67%, 08/01/22 (j)	748,295
	Greywolf CLO, Ltd
	Series 2007-1A, Class E,
1,000,000	6.76%, 02/18/21 (j)	470,100
	GSC Partners CDO Fund, Ltd.,
	Series 2007-8A, Class C,
1,000,000	4.26%, 04/17/21 (j)	535,180
	ING Investment Management
	Series 2007-5A, Class B,
6,000,000	3.90%, 05/01/22 (j)	3,768,000
	Inwood Park CDO, Ltd.
	Series 2006-1A, Class E,
1,000,000	6.29%, 01/20/21 (j)	626,300
	Landmark CDO
	Series 2007-9A, Class E,
1,000,000	6.29%, 04/15/21 (j)	527,100
	Madison Park Funding Ltd.
	Series 2007-5A, Class D,
1,000,000	6.31%, 02/26/21 (j)	514,725
	Ocean Trails CLO
	Series 2007-2A, Class C,
2,500,000	5.14%, 06/27/22 (j)	1,430,000
	PPM Grayhawk CLO, Ltd.
	Series 2007-1A, Class D,
1,150,000	6.39%, 04/18/21 (j)	599,733
	Stanfield Daytona CLO, Ltd.
	Series 2007-1A, Class B1L,
1,000,000	4.15%, 04/27/21 (j)	570,800
	Stanfield McLaren CLO, Ltd.
	Series 2007-1A, Class B1L,
3,000,000	5.21%, 02/27/21 (j)	1,740,875
	Series 2007-1A, Class B2L,
1,000,000	7.31%, 02/27/21 (j)	745,244
	Stone Tower CLO, Ltd.
	Series 2007-6A, Class C,
4,000,000	4.14%, 04/17/21 (j)	2,244,000

	Total Asset-Backed Securities
	(Cost $29,092,190)	24,739,173

Corporate Notes and Bonds - 0.0%

HOUSING - 0.0%

705,065	TOUSA, Inc.
	14.75%, 07/01/15 (b) (f) (h)	—

WIRELESS COMMUNICATIONS - 0.0%

356,164	American Messaging Services, Inc.
	Senior Secured Note,
	9.40%, 09/30/08 (i)	357,945

	Total Corporate Notes and Bonds
	(Cost $1,064,085)	357,945

Claims - 0.0%

AEROSPACE - 0.0%

	Delta Air Lines, Inc.
	Comair ALPA Claim,
310,290	12/31/10	10,084
	Delta ALPA Claim,
879,660	12/31/10	83,568
	Northwest Airlines, Inc.
	ALPA Trade Claim,
5,400,000	08/21/13	40,500
	Bell Atlantic Trade Claim,
2,914,735	08/21/13	21,861
	CIT Leasing Corp Trade Claim,
3,000,000	08/21/13	22,500
	EDC Trade Claims,
5,000,000	08/21/13	37,500
	Flight Attendant Claim,
9,587,700	08/21/13	71,908
	GE Trade Claim,
3,250,000	08/21/13	24,375
	IAM Trade Claim,
5,690,250	08/21/13	42,677
	Mesaba Trade Claim,
6,250,000	08/21/13	46,875
14  |   See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
Claims (continued)

AEROSPACE (continued)
	Retiree Claim,
6,322,050	08/21/13	47,415

		449,263

UTILITY - 0.0%
18,500,000	Mirant Corp.	185,000

	Total Claims
	(Cost $8,681,169)	634,263

Shares

Common Stocks (k) - 1.3%

AEROSPACE - 0.1%
122,518	Northwest Airlines, Inc.	1,198,228

TELECOMMUNICATIONS - 0.0%
152,363	Communications Corp. of America (b)	688,681

TRANSPORTATION — LAND TRANSPORTATION - 0.1%
15,651	SIRVA Worldwide, Inc.	1,095,570

UTILITY - 1.1%
139,846	Entegra TC, LLC	4,195,380
443,792	Mirant Corp.	13,127,359

		17,322,739

	Total Common Stocks
	(Cost $14,807,286)	20,305,218

Preferred Stocks - 0.0%

HOUSING - 0.0%
5,795	TOUSA, Inc., Series A, (b)	—

TELECOMMUNICATIONS - 0.0%
14,382	Superior Telecom, Inc., Series A	10,787

	Total Preferred Stocks
	(Cost $5,809,132)	10,787

Units

Warrants - 0.0%

AEROSPACE - 0.0%

86,304	IAP Worldwide Services, Inc.
	Series A, expires 06/12/15	—
25,276	IAP Worldwide Services, Inc.
	Series B, expires 06/12/15	—
12,797	IAP Worldwide Services, Inc.
	Series C, expires 06/12/15	—

	Total Warrants
	(Cost $—)	—

Total Investments - 132.9%		2,100,867,929

(Cost of $2,522,417,816) (l)

Other Assets & Liabilities, Net — (32.9)%		(520,589,260)

Net Assets - 100.0%		1,580,278,669

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland Floating Rate Advantage Fund (“Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (h), all senior loans carry a variable rate of interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. The rate shown represents the weighted average rate at August 31, 2008. Senior loans, while exempt from registration under the Securities Act of 1933, (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $34,870,716, or 2.2% of net assets, were valued under fair value procedures as of August 31, 2008.

(c)	Senior Loan assets has additional unfunded loan commitments. See Note 9.

(d)	Affiliated issuer.

(e)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(f)	The issuer is in default of certain debt covenants. Income is not being accrued.

(g)	Loans on participation. See Note 7.

(h)	Fixed rate senior loan or corporate note and bond.

(i)	Floating rate asset. The interest rate shown reflects the rate in effect at August 31, 2008.

(j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At August 31, 2008, these securities amounted to $24,216,463 or 1.5% of net assets.

(k)	Non-income producing security.

(l)	Cost for U.S. Federal income tax purposes is $2,524,066,225.

EUR	Euro Currency

GBP	Great Britain Pound

SEK	Swedish Kronor
See accompanying Notes to Financial Statements.  |  15

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Advantage Fund
Forward foreign currency contracts outstanding as of August 31, 2008 were as follows:

		Principal
Contracts		Amount		Net
to Buy or		Covered by		Unrealized
to Sell	Currency	Contracts	Expiration	Appreciation

Sell	EUR	69,819,600	11/28/08	$6,790,288
Sell	EUR	70,500,000	02/04/09	6,260,671
Sell	GBP	27,906,400	11/28/08	3,815,795
Sell	GBP	23,650,000	02/04/09	3,599,397

				$20,466,151

Foreign Denominated Senior Loans
Industry Concentration Table:
(% of Total Net Assets)

Cable/Wireless Video	5.7%
Financial	3.3%
Diversified Media	2.3%
Telecommunications	2.1%
Broadcasting	1.8%
Retail	1.5%
Food/Tobacco	1.1%
Healthcare	0.8%
Information Technology	0.3%
Consumer Durables	0.3%
Housing	0.3%
Wireless Communication	0.2%
Gaming/Leisure	0.1%

Total	19.8%

16 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2008	Highland Floating Rate Advantage Fund

	($)

Assets:
Investments, at value (cost $2,522,417,816)	2,100,867,929
Cash	7,544,120
Net unrealized appreciation on forward foreign currency contracts	20,466,151
Receivable for:
Investments sold	54,255,786
Dividends and interest receivable	22,194,432
Fund shares sold	783,750
Other assets	102,447

Total assets	2,206,214,615

Liabilities:
Notes payable (Note 8)	511,000,000
Net discount and unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	5,157,364
Payables for:
Distributions	4,382,547
Investments purchased	100,950,060
Investment advisory fee payable (Note 4)	1,170,502
Administration fee (Note 4)	356,900
Trustees’ fees (Note 4)	2,000
Service and distribution fees (Note 4)	807,427
Interest expense (Note 7)	1,451,508
Accrued expenses and other liabilities	657,638

Total liabilities	625,935,946

Net Assets	1,580,278,669

Composition of Net Assets:
Paid-in capital	2,128,740,643
Overdistributed net investment income	(16,529,968)
Accumulated net realized gain/(loss) from investments, swaps, and foreign currency transactions	(127,237,681)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward currency contracts, and translation of assets and liabilities denominated in foreign currency	(404,694,325)

Net Assets	1,580,278,669

Class A
Net assets	567,048,430
Shares outstanding (unlimited authorization)	58,442,697
Net asset value per share (Net assets/shares outstanding)	9.70	(a)
Maximum offering price per share ( 100 / 96.50 of $9.70)	10.05	(b)

Class B
Net assets	58,486,164
Shares outstanding (unlimited authorization)	6,028,087
Net asset value and offering price per share (Net assets/shares outstanding)	9.70	(a)

Class C
Net assets	784,596,733
Shares outstanding (unlimited authorization)	80,863,502
Net asset value and offering price per share (Net assets/shares outstanding)	9.70	(a)

Class Z
Net assets	170,147,342
Shares outstanding (unlimited authorization)	17,537,602
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	9.70

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $100,000 or more, the offering price is reduced.
See accompanying Notes to Financial Statements. | 17

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2008	Highland Floating Rate Advantage Fund

($)

Investment Income:
Interest	242,174,622
Dividends	1,366

Total investment income	242,175,988

Expenses:
Investment advisory fees (Note 4)	16,711,544
Administration fees (Note 4)	5,531,470
Accounting service fees	562,956
Distribution fee: (Note 4)
Class A	800,173
Class B	355,015
Class C	6,265,845
Service fee: (Note 4)
Class A	2,000,433
Class B	197,230
Class C	2,610,769
Transfer agent fee	1,326,259
Professional fees	669,125
Trustees’ fees (Note 4)	184,117
Custodian fees	234,782
Registration fees	114,091
Reports to shareholders	796,995
Interest expense (Note 8)	28,890,491
Facility expense (Note 8)	2,557,539
Other expenses	210,160

Total expenses	70,018,994
Fees and expenses waived or reimbursed by Investment Adviser (Note 4)	(447,160)

Net expenses	69,571,834

Net investment income	172,604,154

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	(129,721,093)
Net realized gain/(loss) on swaps	(191,437)
Net realized gain/(loss) on foreign currency transactions	(10,644,098)
Net change in unrealized appreciation/(depreciation) on investments	(282,691,359)
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	(1,552,294)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	18,723,589
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	(833,282)

Net realized and unrealized gain/(loss) on investments	(406,909,974)

Net decrease in net assets from operations	(234,305,820)

18 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Highland Floating Rate Advantage Fund

	Year Ended	Year Ended
	August 31, 2008	August 31, 2007
	($)	($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	172,604,154	197,283,973
Net realized gain/(loss) on investments, swaps, and foreign currency transactions	(140,556,628)	(4,682,352)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currency	(266,353,346)	(156,397,315)

Change in net assets from operations	(234,305,820)	36,204,306

Distributions Declared to Shareholders
From net investment income
Class A	(66,858,129)	(79,922,864)
Class B	(6,306,525)	(8,618,730)
Class C	(81,955,858)	(86,570,427)
Class Z	(18,988,774)	(22,861,188)

Total distributions from net investment income	(174,109,286)	(197,973,209)
From capital gains
Class A	(709,297)	(4,805,043)
Class B	(74,228)	(606,560)
Class C	(948,645)	(5,510,036)
Class Z	(192,326)	(1,314,861)

Total distributions from capital gains	(1,924,496)	(12,236,500)

Total distributions declared to shareholders	(176,033,782)	(210,209,709)

Share Transactions

Class A
Subscriptions	143,667,826	651,657,783
Distributions reinvested	40,921,710	54,792,362
Redemptions	(516,535,311)	(316,865,696)

Net increase (decrease)	(331,945,775)	389,584,449

Class B
Subscriptions	356	1,035
Distributions reinvested	3,909,321	5,759,483
Redemptions	(25,435,593)	(20,487,283)

Net decrease	(21,525,916)	(14,726,765)

Class C
Subscriptions	109,094,141	700,206,693
Distributions reinvested	51,939,527	62,233,256
Redemptions	(444,187,742)	(228,801,092)

Net increase (decrease)	(283,154,074)	533,638,857

Class Z
Subscriptions	32,128,836	226,311,676
Distributions reinvested	10,049,186	13,717,484
Redemptions	(111,027,504)	(102,639,270)

Net increase (decrease)	(68,849,482)	137,389,890

Net increase (decrease) from share transactions	(705,475,247)	1,045,886,431

Total increase (decrease) in net assets	(1,115,814,849)	871,881,028

Net Assets
Beginning of year	2,696,093,518	1,824,212,490

End of year (including overdistributed net investment income of $(16,529,968) and $(3,265,785), respectively)	1,580,278,669	2,696,093,518

See accompanying Notes to Financial Statements. | 19

STATEMENTS OF CHANGES IN NET ASSETS (continued)
Highland Floating Rate Advantage Fund

	Year Ended	Year Ended
	August 31, 2008	August 31, 2007
	($)	($)
Change in Shares

Class A
Subscriptions	13,098,507	52,304,082
Issued for distributions reinvested	3,792,699	4,435,660
Redemptions	(47,863,735)	(26,027,358)

Net increase (decrease)	(30,972,529)	30,712,384

Class B
Subscriptions	36	84
Issued for distributions reinvested	364,258	465,504
Redemptions	(2,430,986)	(1,672,720)

Net decrease	(2,066,692)	(1,207,132)

Class C
Subscriptions	9,860,415	56,187,588
Issued for distributions reinvested	4,828,665	5,038,221
Redemptions	(41,873,048)	(18,859,930)

Net increase (decrease)	(27,183,968)	42,365,879

Class Z
Subscriptions	2,970,390	18,154,313
Issued for distributions reinvested	931,170	1,110,722
Redemptions	(10,225,487)	(8,434,054)

Net increase (decrease)	(6,323,927)	10,830,981
20 | See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2008	Highland Floating Rate Advantage Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	172,604,154

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(601,598,312)
Proceeds from disposition of investment securities	1,772,299,150
Decrease in interest and fees receivable	23,020,732
Decrease in receivable for investments sold	49,830,108
Increase in other assets	(25,971)
Net amortization/(accretion) of premium/(discount)	(4,424,105)
Net realized gain/(loss) on swaps	(191,437)
Mark-to-market on realized and unrealized gain/(loss) on foreign currency	(11,477,380)
Decrease in payable for investments purchased	(96,461,591)
Decrease in payables to related parties	(1,473,324)
Decrease in interest payable	(2,627,070)
Increase in other expenses and liabilities	1,277,894

Net cash and foreign currency provided by operating activities	1,300,752,848

Cash Flows Used by Financing Activities
Decrease in notes payable	(449,000,000)
Proceeds from shares sold	289,188,324
Payment of shares redeemed	(1,097,186,150)
Distributions paid in cash	(71,912,536)

Net cash flow used by financing activities	(1,328,910,362)

Net decrease in cash and foreign currency	(28,157,514)

Cash and Foreign Currency
Beginning of the year	35,701,634

End of the year	7,544,120

Supplemental Information
Interest paid during the year	31,517,561

See accompanying Notes to Financial Statements. | 21

FINANCIAL HIGHLIGHTS
Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class A Shares	2008	2007	2006	2005		2004

Net Asset Value, Beginning of Year	$11.75	$12.43	$12.19	$12.08		$11.22

Income from Investment Operations:
Net investment income(a)	0.90	1.00	0.96	0.67		0.56
Net realized and unrealized gain/(loss)(a)	(2.05)	(0.60)	0.22	0.11		0.89

Total from investment operations	(1.15)	0.40	1.18	0.78		1.45

Less Distributions Declared to Shareholders:
From net investment income	(0.89)	(1.01)	(0.94)	(0.67)		(0.59)
From net realized gains	(0.01)	(0.07)	—	—		—

Total distributions declared to shareholders	(0.90)	(1.08)	(0.94)	(0.67)		(0.59)

Net Asset Value, End of Year	$9.70	$11.75	$12.43	$12.19		$12.08
Total return(b)	(10.28)%	3.10%	10.08%	6.56	%(c)	13.14%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$567,048	$1,050,738	$729,845	$351,557		$212,205
Net expenses excluding interest and facility expenses(e)	1.56%	1.33%	1.12%	1.28%		1.29	%(d)
Interest and facility expenses	1.47%	1.06%	1.04%	0.72%		0.40%
Net expenses including interest and facility expenses(e)	3.03%	2.39%	2.16%	2.00%		1.69	%(d)
Net investment income	8.28%	8.05%	7.78%	5.60%		4.73	%(d)
Waiver/reimbursement	0.02%	—	0.04%	0.10%		0.18%
Portfolio turnover rate	22%	70%	61%	85%		110%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or contingent deferred sales charge (“CDSC”). For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
22 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class B Shares	2008	2007	2006	2005		2004

Net Asset Value, Beginning of Year	$11.75	$12.43	$12.19	$12.08		$11.22

Income from Investment Operations:
Net investment income(a)	0.86	0.96	0.92	0.63		0.53
Net realized and unrealized gain/(loss)(a)	(2.04)	(0.60)	0.22	0.11		0.88

Total from investment operations	(1.19)	0.36	1.14	0.74		1.41

Less Distributions Declared to Shareholders:
From net investment income	(0.85)	(0.97)	(0.90)	(0.63)		(0.55)
From net realized gains	(0.01)	(0.07)	—	—		—

Total distributions declared to shareholders	(0.86)	(1.04)	(0.90)	(0.63)		(0.55)

Net Asset Value, End of Year	$9.70	$11.75	$12.43	$12.19		$12.08
Total return(b)	(10.60)%	2.74%	9.70%	6.19	%(c)	12.75%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$58,486	$95,122	$115,651	$124,500		$124,589
Net expenses excluding interest and facility expenses(e)	1.91%	1.68%	1.47%	1.63%		1.64	%(d)
Interest and facility expenses	1.47%	1.06%	1.04%	0.72%		0.40%
Net expenses including interest and facility expenses(e)	3.38%	2.74%	2.51%	2.35%		2.04	%(d)
Net investment income	7.93%	7.70%	7.43%	5.25%		4.50	%(d)
Waiver/reimbursement	0.02%	—	0.04%	0.10%		0.18%
Portfolio turnover rate	22%	70%	61%	85%		110%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements. | 23

FINANCIAL HIGHLIGHTS
Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class C Shares	2008	2007	2006	2005		2004

Net Asset Value, Beginning of Year	$11.75	$12.43	$12.19	$12.08		$11.22

Income from Investment Operations:
Net investment income(a)	0.84	0.93	0.90	0.61		0.50
Net realized and unrealized gain/(loss)(a)	(2.04)	(0.59)	0.22	0.11		0.89

Total from investment operations	(1.20)	0.34	1.12	0.72		1.39

Less Distributions Declared to Shareholders:
From net investment income	(0.84)	(0.95)	(0.88)	(0.61)		(0.53)
From net realized gains	(0.01)	(0.07)	—	—		—

Total distributions declared to shareholders	(0.85)	(1.02)	(0.88)	(0.61)		(0.53)

Net Asset Value, End of Year	$9.70	$11.75	$12.43	$12.19		$12.08
Total return(b)	(10.73)%	2.50%	9.62%	6.03	%(c)	12.57%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$784,597	$1,269,850	$816,720	$391,455		$278,731
Net expenses excluding interest and facility expenses(e)	2.06%	1.83%	1.62%	1.78%		1.79	%(d)
Interest and facility expenses	1.47%	1.06%	1.04%	0.72%		0.40%
Net expenses including interest and facility expenses(e)	3.53%	2.89%	2.66%	2.50%		2.19	%(d)
Net investment income	7.78%	7.55%	7.28%	5.10%		4.19	%(d)
Waiver/reimbursement	0.02%	—	0.04%	0.10%		0.18%
Portfolio turnover rate	22%	70%	61%	85%		110%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
24 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class Z Shares	2008	2007	2006	2005		2004

Net Asset Value, Beginning of Year	$11.75	$12.43	$12.19	$12.08		$11.22

Income from Investment Operations:
Net investment income(a)	0.94	1.04	1.00	0.71		0.59
Net realized and unrealized gain/(loss)(a)	(2.05)	(0.60)	0.22	0.11		0.90

Total from investment operations	(1.11)	0.44	1.22	0.82		1.49

Less Distributions Declared to Shareholders:
From net investment income	(0.93)	(1.05)	(0.98)	(0.71)		(0.63)
From net realized gains	(0.01)	(0.07)	—	—		—

Total distributions declared to shareholders	(0.94)	(1.12)	(0.98)	(0.71)		(0.63)

Net Asset Value, End of Year	$9.70	$11.75	$12.43	$12.19		$12.08
Total return(b)	(9.97)%	3.46%	10.47%	6.93	%(c)	13.52%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$170,147	$280,383	$161,996	$75,293		$53,049
Net expenses excluding interest and facility expenses(e)	1.21%	0.98%	0.77%	0.93%		0.94	%(d)
Interest and facility expenses	1.47%	1.06%	1.04%	0.72%		0.40%
Net expenses including interest and facility expenses(e)	2.68%	2.04%	1.81%	1.65%		1.34	%(d)
Net investment income	8.63%	8.40%	8.13%	5.95%		4.93	%(d)
Waiver/reimbursement	0.02%	—	0.04%	0.10%		0.18%
Portfolio turnover rate	22%	70%	61%	85%		110%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement if applicable.
See accompanying Notes to Financial Statements. | 25

NOTES TO FINANCIAL STATEMENTS

August 31, 2008	Highland Floating Rate Advantage Fund
Note 1. Organization
Highland Floating Rate Advantage Fund (the “Fund”) is a Delaware statutory trust that is successor in interest to a Massachusetts business trust of the same name and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.
Investment Objective
The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Fund Shares
The Fund may issue an unlimited number of shares and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Class A shares are sold with a front-end sales charge. Class A, B and C shares may be subject to a contingent deferred sales charge (“CDSC”), Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation
In computing the Fund’s net assets, securities with readily available market quotations use those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices from principal market makers. If there is more than one such principal market maker, the value will be the average of such means. Securities without a sale price or bid and ask quotations from principal market makers on the valuation day will be valued in good faith by management using an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources.
If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affecting the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in accordance with these procedures. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Security Transactions
Security transactions are accounted for on the trade date. Costs and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
26 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Advantage Fund
Forward Foreign Currency Contracts
In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.
Loan-Only Credit Default Swap Index (“LCDX Index”)
During the year the Fund entered into a transaction using an LCDX Index (the “Index”). The Index is a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). The Fund will not engage in these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund.
The amount of payments received or paid is the coupon times the notional amount. The gain or loss is recorded in the Statement of Operations. As of August 31, 2008, the Fund no longer holds the Index.
Income Recognition
Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums, if any. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
The accumulated capital losses to offset future gains (capital loss carryforward) for the Fund are $8,394,093, which will expire on August 31, 2016.
In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities and Exchange Commission delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of September 1, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.
Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. At August 31, 2008, the Fund had $(204,109) of cash and cash equivalents denominated in foreign currencies, with a cost of $(212,185).
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount
Annual Report | 27

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Advantage Fund
included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank and sub-custodian bank, respectively, and does not include any short-term investments.
Additional Accounting Standards
In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management has evaluated the implications of SFAS 157 and concluded that there is no material impact on the financial statements.
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the year ended August 31, 2008, permanent differences resulting from Section 988 gain/loss reclass, foreign bond bifurcation, distribution redesignations, premium amortization accrued/sold and reclassification of swap income were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed/
(Overdistributed)	Accumulated Net
Net Investment	Realized Gain
Income	(Loss)
$(11,759,051)	$11,759,051
The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007, the past two tax year ends, were as follows:

Distributions paid from:	2008	2007
Ordinary income*	$174,109,322	$210,015,075
Long-term capital gains	1,924,460	194,634

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.
As of August 31, 2008, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Accumulated	Undistributed	Undistributed
Capital and	Ordinary	Long-Term	Net Unrealized
Other Losses	Income	Capital Gains	Depreciation*
$(126,304,926)	$9,034,384	$—	$(426,808,885)

*	The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and premium amortization adjustments.
Portfolio unrealized appreciation and depreciation at August 31, 2008, based on cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$11,211,909
Unrealized depreciation	(434,410,205)

Net unrealized depreciation	$(423,198,296)

The amount of long-term capital gains designated for the Fund for the year ended August 31,2008 is $1,924,460.
Post-October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended August 31, 2008, the Fund intends to elect to defer net realized losses incurred from November 1, 2007 through August 31, 2008 of $117,910,833.
28 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Advantage Fund
Note 4. Advisory, Administration, Service and Distribution and Trustee Fees
Investment Advisory Fee
The Investment Adviser receives a monthly investment advisory fee based on the Fund’s average daily managed assets at the following annual rates:

Average Daily Managed Assets	Annual Fee Rate
First $1 billion	0.65%
Next $1 billion	0.60%
Over $2 billion	0.55%
Average daily managed assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
For the year ended August 31, 2008, the Fund’s effective investment advisory fee rate was 0.60%.
Prior to December 18, 2006, the Investment Adviser received a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.45%
Next $1 billion	0.40%
Over $2 billion	0.35%
Administration Fees
The Investment Adviser provides administrative services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund’s average daily managed assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc. The Investment Adviser pays PNC directly for these services.
Service and Distribution Fees
PFPC Distributors, Inc. (the “Underwriter”) serves as the principal underwriter and distributor of the Fund’s shares. The Underwriter receives the front end sales charge imposed on the sale of Class A Shares and receives the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the year ended August 31, 2008, the Underwriter received $64,746 of front end sales charges on Class A Shares and $471,304, $116,875, and $622,213 of CDSC on Class A, Class B and Class C Share redemptions, respectively.
The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), which requires the payment of a monthly service fee to the Underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.
Expense Limits and Fee Reimbursements
Effective December 18, 2006, the Investment Adviser had voluntarily agreed to waive management fees (includes both advisory fees and administration fees) so that the Fund’s annual operating expenses (exclusive of advisory fees, administration fees, brokerage commissions, taxes, distribution and service fees, leverage expenses and extraordinary expenses, if any) will not exceed 0.15% of the average daily net assets of the Fund for each share class. For the year ended August 31, 2008, the Investment Adviser waived fees in an amount equal to 0.02% of the average daily net assets of the Fund. This waiver was discontinued by the Investment Adviser effective October 1, 2008.
Fees Paid to Officers and Trustees
Effective January 1, 2008, each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this annual report.
Prior to January 1, 2008, each Independent Trustee received an annual retainer of $25,000 from the Fund for services provided as Trustee of the Fund, and also received compensation from other portfolios in the Highland Fund Complex.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Portfolio Information
For the year ended August 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $601,598,312 and $1,772,299,150, respectively.
Note 6. Periodic Repurchase Offers
The Fund has adopted a policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund’s net asset value (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August, and November. It is anticipated that the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to
Annual Report | 29

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Advantage Fund
the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline.
For the year ended August 31, 2008, there were four Repurchase Offers. In the November 2007, February 2008, May 2008 and August 2008 Repurchase Offers, the Fund offered to repurchase 15%, 15%, 20% and 10%, respectively, of shares outstanding. In the November 2007, February 2008, May 2008 and August 2008 Repurchase Offers, 15%, 17%, 9% and 8%, respectively, of shares outstanding were repurchased. In connection with the February 2008 repurchase offer, the Fund repurchased an additional 2% of the shares outstanding on the Repurchase Request Deadline to accommodate the shareholder repurchase requests.
Note 7. Senior Loan Participation Commitments
The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.
As such, the Fund assumes the credit risk of the Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by economic developments in a specific industry.
At August 31, 2008, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value
Bank of America:
Harrah’s Operating Co., Inc.
Term B-2 Loan	$8,000,000	$7,040,400
Credit Suisse, Cayman Island Branch:
Ginn LA Conduit Lender, Inc.
First Lien Tranche A Credit-Linked Deposit	3,948,880	1,636,811
First Lien Tranche B Term Loan	8,464,963	3,508,727
Deutsche Bank:
Wind Telecommunications S.p.A.
C1 Term Loan Facility	1,000,000	1,416,707
Merrill Lynch, London Branch:
Wind Telecommunications S.p.A.
B1 Term Loan Facility	1,000,000	1,409,684
Morgan Stanley, London Branch:
YPSO Holding SA
Capex Term Loan	668,110	747,558

		$15,759,887

Note 8. Loan Agreement
Effective October 12, 2006, the Fund entered into a Revolving Credit and Security Agreement, as amended, with The Bank of Nova Scotia (the “Credit Agreement”) pursuant to which the Fund could borrow up to $1,000,000,000. The Credit Agreement was amended on June 27, 2008, such that the Fund could borrow up to $800,000,000 with the same lender.
At August 31, 2008, the Fund had outstanding borrowings under the Credit Agreement totaling $511,000,000. The interest rate charged at August 31, 2008 was 2.83%. The average daily loan balance was $624,057,377 at a weighted average interest rate of 4.18%. With respect to these borrowings, interest and facility expense of $31,448,030 is included on the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

		Asset
		Coverage per
	Total Amount	$1,000 of
Date	Outstanding	Indebtedness
08/31/2008	$511,000,000	$4,093
08/31/2007	960,000,000	4,005
08/31/2006	335,000,000	7,292
08/31/2005	250,000,000	5,129
08/31/2004	95,000,000	8,038
30 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Advantage Fund
Note 9. Unfunded Loan Commitments
As of August 31, 2008, the Fund had unfunded loan commitments of $33,755,323, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:

Unfunded
Loan
Commitment
Borrower	(continued)
CHS/Community Health Systems, Inc.	$742,315
Comcorp Broadcasting, Inc.	10,201
Cricket Communications, Inc.	6,500,000
Delta Air Lines, Inc.	23,893
Fontainebleau Las Vegas, LLC	2,333,333
HUB International Ltd.	240,229
Longview Power, LLC	279,000
Mobileserv Ltd.	2,500,000
Nordic Cable Acquisition	1,270,548
Readers Digest Association, Inc.	800,000
SIRVA Worldwide, Inc.	1,433,149
Sorenson Communications, Inc.	2,000,000
Tronox Worldwide LLC	8,681,136
Vivarte	3,164,000
Water PIK, Inc.	1,000,000
Westgate Investments, LLC	2,777,519

$33,755,323

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of August 31, 2008, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $(5,157,364). The net change in unrealized depreciation on unfunded transactions of $(1,552,294) is recorded in the Statement of Operations.
Note 10. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Note 11. Disclosure of Significant Risks and Contingencies
Industry Focus Risk
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
Non-Payment Risk
Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high-yield securities may result in greater net asset value fluctuation than if the Fund did not make such investments.
Leverage Risk
The Fund currently uses leverage through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss.
Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Foreign Securities Risk
Investments in foreign securities may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include (i) less information about non-U.S. issuers or markets being available due to less rigorous disclosure, accounting standards or regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Investment Adviser may not be able to sell the Fund’s securities at times, in amounts and at prices it considers
Annual Report | 31

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Advantage Fund
reasonable; (iii) the economies of non-U.S. markets may grow at slower rates than expected or may experience a down-turn or recession; and (iv) withholdings and other non-U.S. taxes may decrease the Fund’s returns.
Emerging Markets Risk
Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in foreign securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which can not be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
Swaps Risk
Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into total return swaps, credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payment according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund enters into over-the-counter forwards, options, swaps and other derivatives financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Note 12: Subsequent Events
On 10/7/08, the Fund entered into a Revolving Credit and Security Agreement with The Bank of Nova Scotia pursuant to which the Fund could borrow up to $625,000,000.
Market conditions: Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Highland Floating Rate Advantage Fund. Such events occurring subsequent to the date of this report have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. Some of these companies represent financial institutions with which certain of the Funds conduct business and/or whose securities may be held within the Funds. The potential investment in these issuers and the financial sector in general, as reflected in each Fund’s investment portfolios, exposes investors to the negative (or positive) performance resulting from these and other events.
32 | Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Highland Floating Rate Advantage Fund:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Floating Rate Advantage Fund (the “Fund”) at August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets and cash flows and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2008 by correspondence with the custodian and the banks with whom the Fund owns assignments and participations in loans, provide a reasonable basis for our opinion.
PricewaterhouseCoopers, LLP
Dallas, Texas
October 27, 2008
Annual Report | 33

ADDITIONAL INFORMATION (unaudited)

August 31, 2008	Highland Floating Rate Advantage Fund
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Trustees and Officers
The Board provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

		Term of	Principal	Number of Portfolios
		Office and	Occupation(s)	in Highland Funds	Other
	Positions	Length of	During Past	Complex Overseen	Directorships/
Name and Age	with Funds	Time Served	Five Years	by Trustee[1]	Trusteeships Held
Independent Trustees

Timothy K. Hui (Age 60)	Trustee	Indefinite Term; Trustee since 2004	Vice President since February 2008; Dean of Educational Resources from July 2006 to January 2008; Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources from July 2001 to June 2004, Philadelphia Biblical University.	9	None

Scott F. Kavanaugh (Age 47)	Trustee	Indefinite Term; Trustee since 2004	Vice-Chairman, President and Chief Operating Officer, Kellar Financial Group since September 2007; Chairman and Chief Financial Officer, First Foundation Bank since September 2007; Private Investor since February 2004. Sales Representative at Round Hill Securities from March 2003 to January 2004.	9	None
34 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2008	Highland Floating Rate Advantage Fund

Trustees and Officers

		Term of	Principal	Number of Portfolios
		Office and	Occupation(s)	in Highland Funds	Other
	Positions	Length of	During Past	Complex Overseen	Directorships/
Name and Age	with Funds	Time Served	Five Years	by Trustee[1]	Trusteeships Held
Independent Trustees (continued)

James F. Leary (Age 78)	Trustee	Indefinite Term; Trustee since 2004	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	9	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 53)	Trustee	Indefinite Term; Trustee since 2004	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	9	None

Interested Trustee[2]

R. Joseph Dougherty[2] (Age 38)	Trustee and Chairman of the Board	Indefinite Term; Trustee and Chairman of the Board since 2004	Senior Portfolio Manager of the Investment Adviser since 2000. Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.	9	None
Annual Report | 35

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2008	Highland Floating Rate Advantage Fund
Trustees and Officers

Term of
Office and
	Positions	Length of
Name and Age	with Funds	Time Served	Principal Occupation(s) During Past Five Years
Officers

James D. Dondero (Age 46)	Chief Executive Officer and President	1 year Term; Chief Executive Officer and President since 2004	President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Investment Adviser. Chairman of the Board of Directors of Highland Financial Partners, L.P. and President of the funds in the Highland Fund Complex.

Mark Okada (Age 46)	Executive Vice President	1 year Term; Executive Vice President since 2004	Executive Vice President of Strand; Chief Investment Officer of the Investment Adviser and Executive Vice President of the funds in the Highland Fund Complex.

R. Joseph Dougherty[2] (Age 38)	Chairman of Board and Senior Vice President	Indefinite Term; Senior Vice President since 2004	Senior Portfolio Manager of the Investment Adviser since 2000 and Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.

M. Jason Blackburn (Age 32)	Chief Financial Officer, (Principal Accounting Officer), Treasurer and Secretary	Indefinite Term; Chief Financial Officer, Treasurer and Secretary since 2004	Assistant Controller of the Investment Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 39)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007	General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, from January 2007 to June 2007; Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

1	The Highland Fund Complex consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report. In addition, each of the Trustees oversees Highland Distressed Opportunities, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.
36 | Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT
Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860
Underwriter
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Fund Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624
This report has been prepared for shareholders of Highland Floating Rate Advantage Fund.
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.
The Statement of Additional Information includes information about Fund Trustees and is available upon request without charge by calling 1-877-665-1287.
Annual Report | 37

Highland Floating Rate Advantage Fund	Annual Report, August 31, 2008
P.O. Box 9840
Providence, Rl 02940-8040
www.highlandfunds.com

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1).
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,000 for 2007 and $100,000 for 2008.

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,000 for 2007 and $7,000 for 2008. Services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,700 for 2007 and $6,000 for 2008. Services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $12,000 for 2008. Services related to agreed upon procedures related to the Fund’s revolving credit facility.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%
(c) 100%

(d) 100%
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,417,420 for 2007 and $74,000 for 2008.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Highland Capital Management, L.P. (the “Company”) has adopted proxy voting policies (the “Policy”) that provide as follows:
1. Application; General Principles
     1.1 This Policy applies to securities held in Client accounts as to which the Company has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

     1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
     2.1 Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.
     2.2 Voting.
          2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.
          2.2.2 If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.
     2.3 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.
     2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund’s Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.
     2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.
     2.4 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

     2.5 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
     2.6 Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.
3. Conflicts of Interest
     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Retail Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping and Retention
     4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.3 Records of each vote cast by the Company on behalf of Clients.
     4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
     4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
     4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds’ Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.
Revised: February 21, 2007
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
The Fund’s portfolio is managed by Brad Borud, Mark Okada and R. Joseph Dougherty.
Brad Borud – Partner & Chief Investment Officer of Retail Products

Floating Rate Advantage Fund
Mr. Borud is a Partner and the Chief Investment Officer of Retail Products (“Highland Funds”) at Highland Capital Management, L.P. Mr. Borud has covered a wide range of industries while at Highland, including Wireline Telecommunications, Wireless Telecommunications, Telecommunication Equipment Manufacturers, Multi-channel Video and Media. Prior to his current duties at Highland, Mr. Borud was Co-Director of Portfolio Management and Senior Trader from 2003 to 2008. From 2001 to 2003, Mr. Borud was a Senior Portfolio Manager and Team Leader. Mr. Borud was a Portfolio Manager from 1998 to 2001 and served as a Portfolio Analyst from 1996 to 1998. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling, and credit analysis of leveraged transactions for large corporate accounts in the Southwest portion of the United States. During 1994, Mr. Borud also served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department following the Transportation and Energy sectors. He has a BS in Business Finance from Indiana University.
Mark Okada, CFA – Co-Founder & Chief Investment Officer
Mr. Okada is a Co-Founder and Chief Investment Officer of Highland Capital Management, L.P. He is responsible for overseeing Highland’s investment activities for its various strategies, and has over 20 years of experience in the credit markets. Prior to founding Highland, Mr. Okada served as Manager of Fixed Income for Protective Life Insurance’s GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President at Hibernia National Bank, managing a portfolio of high yield loans in excess of $1 billion. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He has earned the right to use the Chartered Financial Analyst designation. Mr. Okada is a Director of NexBank and Chairman of the Board of Directors of Common Grace Ministries, Inc.
Joe Dougherty, CFA, CPA – Partner & Head of Retail Products
Mr. Dougherty is a Partner and the Head of Retail Products (“Highland Funds”) at Highland Capital Management, L.P. He serves as Portfolio Manager, Senior Vice President and/or Director of the Firm’s NYSE-listed and 1940 Act Registered products. He also serves as Portfolio Manager for the Firm’s sub-advised closed-end and mutual funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail products, alongside several other Portfolio Managers, and manages the team dedicated to the day-to-day operations of the retail products. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty followed companies within the chemical, retail, supermarket, wireless and restaurant sectors. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. He received an MBA from Southern Methodist University, and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
The following tables provide information about the funds and accounts, other than the Fund, for which the Fund is managers are primarily responsible for the day-today portfolio management as of August 31, 2008.
Brad Borud

	Total		Total Number of	Total Assets Managed
	Number of	Total Assets	Accounts Managed	with Performance-
	Accounts	Managed	with Performance-	Based Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	13	$4,455	2	$249

Other Pooled Investment Vehicles:	—	—	—	—

Other Accounts:	—	—	—	—

Mark Okada

	Total		Total Number of	Total Assets Managed
	Number of	Total Assets	Accounts Managed	with Performance-
	Accounts	Managed	with Performance-	Based Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	9	$4,196	—	—

Other Pooled Investment Vehicles:	33	$21,664	29	$20,405

Other Accounts:	—	—	—	—
R. Joseph Dougherty

	Total		Total Number of	Total Assets Managed
	Number of	Total Assets	Accounts Managed	with Performance-
	Accounts	Managed	with Performance-	Based Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	8	$3,110	—	—

Other Pooled Investment Vehicles:	—	—	—	—

Other Accounts:	—	—	—	—
Conflicts of Interests
     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
(a)(3) Compensation Structure of Portfolio Manager’s or Management Team Members
     Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Option It Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
     Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
(a)(4) Disclosure of Securities Ownership
The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of August 31, 2008.

Dollar Range of Equity Securities
(i)Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
Brad Borud	None
Mark Okada	$100,001 - $500,000
R. Joseph Dougherty	None
(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-

15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Floating Rate Advantage Fund

By (Signature and Title)*	/s/ James D. Dondero James D. Dondero, Chief Executive Officer and President
(principal executive officer)

Date 10/31/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero James D. Dondero, Chief Executive Officer and President (principal executive officer)

Date 10/31/08

By (Signature and Title)*	/s/ M. Jason Blackburn

M. Jason Blackburn, Chief Financial Officer, Treasurer and Secretary
(principal financial officer)

Date 10/31/08

*	Print the name and title of each signing officer under his or her signature.